UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2022

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 356 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Result of Operations and Financial Condition

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 10, 2022, Acer Therapeutics Inc. (the “Company”), after discussion with BDO USA, LLP, the Company’s independent registered public accounting firm and the Audit Committee of its Board of Directors (the “Audit Committee”), concluded that it incorrectly applied certain interpretive accounting guidance related to ASC 260, Earnings Per Share (the “Guidance”), which affected the Company’s presentation of its diluted earnings per share (“EPS”) calculation.

As a general rule, where shares issuable from convertible instruments are “anti-dilutive” (e.g., inclusion of such shares in a diluted EPS calculation on an “if converted” basis would have the effect of decreasing the loss per share), diluted EPS calculations exclude such shares.  For companies (like the Company) which are experiencing losses, this is a common result.  A different outcome is possible, however, in certain circumstances involving a contract which is (i) reported as an asset or liability for accounting purposes and recorded at fair value, where changes in fair value occurring from period to period are recorded in earnings, and (ii) convertible into shares.  The Company has such a contract – i.e., the Company’s secured convertible notes in an aggregate original principal amount of $6.0 million issued to MAM Aardvark, LLC and Marathon Healthcare Finance Fund, L.P. (the “Secured Convertible Notes”).

In its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2022, originally filed with the U.S. Securities and Exchange Commission (“SEC”) on August 15, 2022 (the “Original Form 10-Q”), the Company excluded from its diluted EPS calculation for the three and six months ended June 30, 2022 the shares issuable upon a conversion of the Secured Convertible Notes – i.e., the Secured Convertible Notes were not treated on an “if converted” basis.  The Company also recognized a reduction, during the three and six months ended June 30, 2022, in the fair value of the Secured Convertible Notes of $2.6 million and $1.7 million, respectively, through non-operating income in the statement of operations (i.e., the Company recognized a “gain” from a reduction in the fair value of this debt).  Pursuant to the Guidance, if the change in loss that would result if a contract had been reported as an equity instrument for accounting purposes during a period would be dilutive (i.e., increasing the loss per share in the Company’s situation), then the “if converted” method is applied.  In the instance of the Secured Convertible Notes for the three and six months ended June 30, 2022, applying the “if converted” method should have resulted in the addition of 2,407,693 shares and 1,577,900 shares for the three and six months ended June 30, 2022, respectively, to the denominator of the Company’s diluted EPS calculation. These shares are in respect of the original principal amount of the Secured Convertible Notes, and the assumed conversion of accrued interest owed at the beginning of the period, which alone would have had the common “anti-dilutive” result.  However, applying such method also would have resulted in elimination from the diluted EPS calculation numerator of the $2.6 million and $1.7 million “gain” from the reduction in the fair value of the Secured Convertible Notes during the three and six months ended June 30, 2022, respectively. These share and gain adjustments distill an overall net dilutive effect on the Company’s diluted EPS calculation.  Thus, pursuant to the Guidance, “if converted” treatment should have been applied to the Secured Convertible Notes for the three and six months ended June 30, 2022.

The Original Form 10-Q, including in Notes 1, 7 and 10 in the Notes to unaudited condensed interim financial statements, included disclosures regarding (i) 2.4 million shares of the Company’s common stock issuable upon a conversion of the original principal amount of the Secured Convertible Notes and the assumed conversion of accrued interest owed at the beginning of the period, (ii) the reduction, during the three and six months ended June 30, 2022, in the fair value of the Secured Convertible Notes of $2.6 million and $1.7 million, respectively, and (iii) the Company’s calculation of its diluted EPS without the inclusion of shares issuable upon a conversion of the Secured Convertible Notes.

The correction of this error will result in a restatement of the Company’s unaudited condensed interim financial statements for the period ended June 30, 2022. The restatement will reflect the addition of “if converted” treatment of the Secured Convertible Notes in the Company’s calculation of its diluted EPS for the three and six months ended June 30, 2022 as well as related information in the Notes to Unaudited Condensed Interim Financial Statements.

In order to effect the restatement of the unaudited condensed interim financial statements for the three and six months ended June 30, 2022, the Company expects to file an Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended June 30, 2022 with the U.S. Securities and Exchange Commission (“SEC”) on November 14, 2022. The restatement will have no impact on the Company’s cash position or operating expenses or its ongoing operations or future plans. Thereafter and on November 14, 2022, the Company also expects to file its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with BDO USA, LLP, the Company’s independent registered public accounting firm and concluded that the previously issued unaudited condensed interim financial statements and financial data contained in the Company’s Quarterly Reports on Form 10-Q for the three and six months ended June 30, 2022 required restatement and should no longer be relied upon.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the corrected accounting methodology, the estimated impact of these corrections on both historical and future financial results, the timing of the amended Quarterly Report on Form 10-Q, management’s conclusion that there was a material weakness in the Company’s internal control over financial reporting during the three and six months ended June 30, 2022 and management’s ongoing evaluation of the impact of the restatement on its internal control over financial reporting and disclosure controls and procedures. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 14, 2022	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer

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